Exhibit 99.2

Q4 2022SUPPLEMENTAL

3

COMPANY OVERVIEW

Company Information 3

6

FINANCIAL INFORMATION

Reconciliation of Net Income to Funds from Operations 6

Debt Summary 7

Adjusted Net Debt / Annualized EBITDA*re* 8

9

PORTFOLIO INFORMATION

Adjusted Lease and Loan Maturity Schedule 9

Total Assets and Revenues by Asset Type, Operator, State and Country 10

Rent Coverage 13

Summary of Investments and Development Projects 15

16

FINANCIAL STATEMENTS

Consolidated Statements of Income 16

Consolidated Balance Sheets 17

Investments in Unconsolidated Real Estate Joint Ventures 18

Investments in Unconsolidated Operating Entities 19

FORWARD-LOOKING STATEMENTS

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio; the amount of acquisitions of healthcare real estate, if any; Net Debt to EBITDA*re*; portfolio diversification; capital markets conditions; the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangements and additional investments; national and international economic, business, regulatory, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company's business plan; financing risks; the Company's ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; potential impact from health crises (like COVID-19) and other events beyond the control of our tenants/borrowers and the related impact to us; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and as updated by the Company's subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report.

Certain information in the supplemental package may be shown adjusted for transactions completed subsequent to period end, including the acquisition of a majority interest in Springstone by Lifepoint in February 2023, and the consummation of pending transactions, including the expected sale of three Connecticut hospitals currently leased to Prospect and the expected purchase of Steward's Utah operations by CommonSpirit Health. The adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that any pending transactions will occur.

On the Cover: Idaho Falls Community Hospital - Idaho Falls, Idaho; Below: Priory - Kneesworth House

3 COMPANY OVERVIEWM edical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. As of December 31, 2022. 444 55 ~44,000 31 10 U. S. states countries beds operators properties

4 COMPANY OVERVIEWMPT OFFICERS: From the Left: Charles R. Lambert, Emmett E. McLean, R. Lucas Savage, Edward K. Aldag, Jr., R. Steven Hamner, Rosa H. Hooper and J. Kevin Hanna. Officers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer Emmett E. McLean Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Officer Rosa H. Hooper Vice President, Managing Director of Asset Management and Underwriting R. Lucas Savage Vice President, Head of Global Acquisitions Charles R. Lambert Vice President, Treasurer and Managing Director of Capital Markets Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Caterina A. Mozingo Emily W. Murphy Elizabeth N. Pitman D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com

COMPANY OVERVIEW

INVESTOR RELATIONS

Drew Babin

Senior Managing Director of Corporate Communications
(646) 884-9809 dbabin@medicalpropertiestrust.com

Tim Berryman

Managing Director of Investor Relations
(205) 397-8589 tberryman@medicalpropertiestrust.com

Transfer Agent

American Stock Transfer and Trust Company

6201 15th Avenue
Brooklyn, NY 11219

Stock Exchange Listing and Trading Symbol

New York Stock Exchange (NYSE): MPW

MPW LISTED NYSE

Senior Unsecured Debt Ratings

Moody's – Ba1
Standard & Poor's – BBB-


IDAHO FALLS
COMMUNITY HOSPITAL

Idaho Falls Community Hospital - Idaho Falls, Idaho.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2022 5

FINANCIAL INFORMATION RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS(Unaudited)(Amounts in thousands, except per share data)For the Three Months Ended For the Twelve Months EndedDecember 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021FFO INFORMATION:Net (loss) income attributable to MPT common stockholders $ (140,474) $ 206,536 $ 902,597 $ 656,021Participating securities’ share in earnings (567) (1,073) (1,602) (2,161)Net (loss) income, less participating securities’ share in earnings $ (141,041) $ 205,463 $ 900,995 $ 653,860Depreciation and amortization 98,891 97,510 399,622 374,599 Gain on sale of real estate (99) (43,575) (536,887) (52,471) Real estate impairment charges 170,582—170,582 -Funds from operations $ 128,333 $ 259,398 $ 934,312 $ 975,988Write-off of unbilled rent and other 3,390 8,814 37,682 7,213 Gain on sale of equity investments—(40,945)—(40,945) Other impairment charges, net 112,368 39,411 97,793 39,411 Non-cash fair value adjustments 10,230 (5,430) (2,333) (8,193) Tax rate changes and other 3,795 (7,950) 10,697 34,796 Debt refinancing and unutilized financing costs—25,311 9,452 27,650Normalized funds from operations $ 258,116 $ 278,609 $ 1,087,603 $ 1,035,920Share-based compensation 12,377 13,520 46,345 52,110 Debt costs amortization 5,023 4,968 19,739 17,661 Rent deferral, net 514 557 (5,980) 2,755 Straight-line rent revenue and other (72,494) (81,909) (297,645) (297,078)Adjusted funds from operations $ 203,536 $ 215,745 $ 850,062 $ 811,368PER DILUTED SHARE DATA:Net (loss) income, less participating securities’ share in earnings $ (0.24) $ 0.34 $ 1 .50 $ 1 .11Depreciation and amortization 0.16 0.16 0.67 0.63 Gain on sale of real estate—(0.07) (0.90) (0.09) Real estate impairment charges 0.29—0.29 -Funds from operations $ 0.21 $ 0.43 $ 1 .56 $ 1 .65Write-off of unbilled rent and other—0.01 0.07 0.01 Gain on sale of equity investments—(0.07)—(0.07) Other impairment charges, net 0.19 0.07 0.16 0.07 Non-cash fair value adjustments 0.02 (0.01)—(0.01) Tax rate changes and other 0.01 (0.01) 0.02 0.06 Debt refinancing and unutilized financing costs—0.05 0.01 0.04Normalized funds from operations $ 0.43 $ 0.47 $ 1 .82 $ 1 .75Share-based compensation 0.02 0.02 0.08 0.09 Debt costs amortization 0.01 0.01 0.03 0.03 Rent deferral, net — (0.01) -Straight-line rent revenue and other (0.12) (0.14) (0.50) (0.50)Adjusted funds from operations $ 0.34 $ 0.36 $ 1 .42 $ 1 .37Notes:(A) Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income.(B) Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) straight-line rent, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based more on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our infrastructure-type assets generally require longer term leases with annual contractual escalations of base rents, resulting in the recognition of a significant amount of rental income that is not billable/collected until future periods. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

FINANCIAL INFORMATION

(As of December 31, 2022)
($ amounts in thousands)

DEBT MATURITIES

Year	Senior Unsecured Notes	Term Loans/Revolver	Total Debt	% of Total
2023	$ 483,320	$ -	$ 483,320	4.7%
2024	-	944,250	944,250	9.1%
2025	535,250	845,810	1,381,060	13.4%
2026	1,639,400	929,584	2,568,984	24.9%
2027	1,400,000	200,000	1,600,000	15.5%
2028	724,980	-	724,980	7.0%
2029	900,000	-	900,000	8.7%
2030	422,905	-	422,905	4.1%
2031	1,300,000	-	1,300,000	12.6%
Totals	**$ 7,405,855**	**$ 2,919,644**	**$ 10,325,499**	**100.0%**

DEBT BY LOCAL CURRENCY

	Senior Unsecured Notes	Term Loans/Revolver	Total Debt	% of Total
United States	$ 4,100,000	$ 750,000	$ 4,850,000	47.0%
United Kingdom	2,235,355	1,081,247	3,316,602	32.1%
Australia	-	817,560	817,560	7.9%
Europe	1,070,500	270,837	1,341,337	13.0%
Totals	**$ 7,405,855**	**$ 2,919,644**	**$ 10,325,499**	**100.0%**

DEBT SUMMARY

Debt Instrument	Rate Type	Rate	Balance
2026 Credit Facility Revolver (A)	Variable	2.747% - 5.561%	$ 929,584
2027 Term Loan	Variable	5.698%	200,000
2.550% Notes Due 2023 (£400M) (A)	Fixed	2.550%	483,320
2024 AUD Term Loan (A$1.2B) (A)	Fixed (B)	2.450%	817,560
3.325% Notes Due 2025 (€500M) (A)	Fixed	3.325%	535,250
2024 GBP Term Loan (£105M) (A)	Fixed	5.250%	126,690
2025 GBP Term Loan (£700M) (A)	Fixed (C)	1.949%	845,810
0.993% Notes Due 2026 (€500M) (A)	Fixed	0.993%	535,250
5.250% Notes Due 2026	Fixed	5.250%	500,000
2.500% Notes Due 2026 (£500M) (A)	Fixed	2.500%	604,150
5.000% Notes Due 2027	Fixed	5.000%	1,400,000
3.692% Notes Due 2028 (£600M) (A)	Fixed	3.692%	724,980
4.625% Notes Due 2029	Fixed	4.625%	900,000
3.375% Notes Due 2030 (£350M) (A)	Fixed	3.375%	422,905
3.500% Notes Due 2031	Fixed	3.500%	1,300,000
			$ 10,325,499
Debt issuance costs and discount			(57,087)
	Weighted average rate	3.608%	$ 10,268,412

RATE TYPE AS PERCENTAGE OF TOTAL DEBT



Variable
11%
Fixed
89%

(A) Non-USD denominated debt converted to U.S. dollars at December 31, 2022.
(B) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.450% for the duration of the loan.
(C) We entered into an interest rate swap transaction, effective March 6, 2020, to fix the interest rate to 1.949% for the duration of the loan.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2022

7

FINANCIAL INFORMATION

ADJUSTED NET DEBT / ANNUALIZED EBITDA*re*

(Unaudited)

(Amounts in thousands)

		For the Three Months Ended December 31, 2022
Net loss	$	**(140,212)**
Add back:		
Interest		92,047
Income tax		15,285
Depreciation and amortization		84,859
Gain on sale of real estate		(99)
Real estate impairment charge		170,582
Adjustment to reflect MPT's share of unlevered EBITDA*re* from unconsolidated real estate joint ventures (A)		12,454
4Q 2022 EBITDA*re*	$	**234,916**
Share-based compensation		12,377
Write-off of unbilled rent and other		3,390
Other impairment charges		112,368
Non-cash fair value adjustments		10,230
4Q 2022 Adjusted EBITDA*re*	$	**373,281**
Adjustments for investment activity (B)		(22,919)
4Q 2022 Further Adjusted EBITDA*re*	$	**350,362**
Annualization	$	**1,401,448**
Total debt at December 31, 2022	$	**10,268,412**
Adjustments after December 31, 2022 (B)		(1,253,596)
Adjusted net debt	$	**9,014,816**
Adjusted net debt / annualized EBITDA*re* (C)		**6.4x**

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. In our calculation, we start with EBITDAre, as defined by Nareit, which is net income before interest expense, income tax expense, depreciation and amortization, losses/gains on disposition of depreciated property, impairment losses, and adjustments to reflect our share of EBITDA from unconsolidated real estate joint ventures. We then adjust EBITDAre for non-cash share-based compensation, non-cash fair value adjustments and other items that would make comparison of our operating results with prior periods and other companies more meaningful, to derive Adjusted EBITDAre. We further adjust net debt and Adjusted EBITDAre for the effects from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period to derive Adjusted Net Debt and Further Adjusted EBITDAre. Although non-GAAP measures, we believe Adjusted Net Debt and Adjusted EBITDAre are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

(A) Includes only the unlevered portion of our share of EBITDAre from unconsolidated real estate joint ventures, as we have excluded any net debt from our unconsolidated real estate joint ventures in the Adjusted Net Debt line. We believe this adjustment is needed to appropriately reflect the relationship between EBITDAre and net debt.
(B) Adjustments to reflect the acquisition of a majority interest in Springstone by Lifepoint, the expected sale of three Connecticut hospitals currently leased to Prospect, the expected purchase of Steward's Utah operations by CommonSpirit Health, and a full quarter impact from our mid-quarter investments and property sales.
C) Adjusted net debt / annualized EBITDAre of 6.4x reflects the expected EBITDA at the high end of our calendar year 2023 guidance range. Adjusted net debt / annualized EBITDAre would be 6.7x at the low end of our calendar year 2023 guidance range.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2022 8

PORTFOLIO INFORMATION ADJUSTED LEASE AND LOAN MATURITY SCHEDULE (A)($ amounts in thousands)(B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest2023 4 14,903 1.2% 2024 1 2,731 0.2% 2025 7 18,785 1.5% 2026 4 2,333 0.2% 2027 1 3,346 0.3% 2028 4 5,832 0.5% 2029 6 15,788 1.2% 2030 11 6,053 0.5% 2031 4 4,236 0.3% 2032 41 64,384 5.1% Thereafter 346 1,117,664 89.0% 429 $ 1,256,055 100.0%Percentage of total base rent/interest100%89.0% 90% 80% 70% 60% 50% 40% 30% 20% 10% 5.1%1.2% 0.2% 1.5% 0.2% 0.3% 0.5% 1.2% 0.5% 0.3% 0%(A) Schedule includes leases and mortgage loans.(B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except three Connecticut properties under previously disclosed commitment to be sold, vacant properties representing less than 0.2% of total assets, and seven facilities that are under development. This schedule also reflects extended lease terms as part of Lifepoint’s acquisition of a majority interest in Springstone.(D) Represents contractual base rent/interest income on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues)

PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY ASSET TYPE(December 31, 2022) ($ amounts in thousands)Total Percentage of Q4 2022 Percentage of Asset Types Properties (A) (B) Assets Total Assets Revenues Q4 2022 RevenuesGeneral Acute Care Hospitals 202 $ 13,386,376 68.1% $ 286,376 75.2% Behavioral Health Facilities 67 2,727,326 13.9% 51,624 13.6% Inpatient Rehabilitation Facilities 112 1,418,603 7.2% 28,489 7.5% Long-Term Acute Care Hospitals 20 277,772 1.4% 7,955 2.1% Freestanding ER/Urgent Care Facilities 43 236,764 1.2% 6,042 1.6% Other—1,611,159 8.2% —Total 444 $ 19,658,000 100.0% $ 380,486 100.0%TOTAL ASSETS BY ASSET TYPE TOTAL REVENUES BY ASSET TYPE8% 1%1% 2% 2%7% General Acute Care Hospitals8%Behavioral Health Facilities14%Inpatient Rehabilitation Facilities14% 68%Long-Term Acute Care Hospitals 75% Freestanding ER/Urgent Care Facilitie OtherDOMESTIC ASSETS BY ASSET TYPE DOMESTIC REVENUES BY ASSET TYPE 2%2% 9% 8% 2% 2%General Acute Care Hospitals6% 9%Behavioral Health Facilities9% Inpatient Rehabilitation Facilities72% 79%Long-Term Acute Care Hospitals Freestanding ER/Urgent Care Facilities Other(A) Agrees to total assets on our consolidated balance sheets. (B) Reflects actual revenues on our consolidated statement of income.

PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY(December 31, 2022)COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORKLargest Individual MPT invests in real estate, not the consolidated financial performance of its tenants. Operators Facility as a Percentage Each facility is underwritten for characteristics that make the infrastructure of Total Assets (A) attractive to any experienced, competent operator—not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master Steward Health Care 2.7% lease structure, our real estate will be attractive to a replacement operator, in the rare event we must transition. Such underwriting characteristics include:Prospect Medical Holdings 1.2% Circle Health 1.0% Priory Group 0.6%Springstone 0.4% Physical Quality Competition50 operators 1.3%Largest Individual Facility Investment is Less Than 3% of MPT Investment Portfolio Demographics Financial and MarketTOTAL ASSETS AND REVENUES BY OPERATOR(December 31, 2022) ($ amounts in thousands)Total Percentage of Q4 2022 Percentage of Operators (C) Properties (A) (B) Assets Total Assets Revenues Q4 2022 RevenuesSteward Health Care 41 Florida market $ 1,324,555 6.7% $ 25,466 6.7% Utah market 1,192,384 6.1% 33,724 8.9% Massachusetts market 756,818 3.8% 6,490 1.7% Texas/Arkansas/Louisiana market 1,073,425 5.5% 21,503 5.6% Arizona market 298,486 1.5% 8,698 2.3% Ohio/Pennsylvania market 117,005 0.6% 3,518 0.9% Circle Health 36 2,062,474 10.5% 45,282 11.9% Prospect Medical Holdings 14 1,483,599 7.5% 43,781 11.5% Priory Group 32 1,290,213 6.6% 20,151 5.3% Springstone 19 985,959 5.0% 21,930 5.8% 50 operators 302 7,461,923 38.0% 149,943 39.4% Other—1,611,159 8.2% — Total 444 $ 19,658,000 100.0% $ 380,486 100.0%(A) Agrees to total assets on our consolidated balance sheets. (B) Reflects actual revenues on our consolidated statement of income. (C) On an adjusted gross asset basis comparable to our presentation for the third quarter of 2022, and after adjusting for the acquisition of a majority interest in Springstone by Lifepoint, the expected sale of three Connecticut hospitals currently leased to Prospect, and the expected purchase of Steward’s Utah operations by CommonSpirit Health, the concentration for Steward, Circle, Lifepoint, Swiss Medical Network, and Priory would be 19.8%, 10.4%, 6.6%, 6.4%, and 6.2%, respectively, at December 31, 2022.

PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY(December 31, 2022) ($ amounts in thousands)Total Percentage of Q4 2022 Percentage of U.S. States and Other Countries Properties (A) (B) Assets Total Assets Revenues Q4 2022 RevenuesTexas 52 $ 1,967,948 10.0% $ 41,625 10.9% California 20 1,450,112 7.4% 41,313 10.9% Florida 9 1,324,555 6.8% 25,466 6.7% Utah 7 1,224,484 6.2% 34,714 9.1% Massachusetts 10 761,694 3.9% 6,662 1.8%26 Other States 122 4,245,306 21.6% 120,418 31.6% Other—1,028,946 5.2% —United States 220 $ 12,003,045 61.1% $ 270,198 71.0%United Kingdom 87 $ 4,083,244 20.8% $ 77,502 20.4% Australia 11 854,582 4.3% 14,157 3.7% Switzerland 17 748,947 3.8% 868 0.2% Germany 82 664,900 3.4% 8,040 2.1% Spain 9 222,316 1.1% 1,919 0.5% Other Countries 18 498,753 2.5% 7,802 2.1% Other—582,213 3.0% —International 224 $ 7,654,955 38.9% $ 110,288 29.0% Total 444 $ 19,658,000 100.0% $ 380,486 100.0%(A) Agrees to total assets on our consolidated balance sheets. (B) Reflects actual revenues on our consolidated statement of income. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY3% 2%3% 2%1%1% 4%United States3%4% 4% United KingdomAustralia 20% Switzerland61% 21%Germany 71% Spain Other Countries OtherASSETS BY U.S. STATE REVENUES BY U.S. STATE5% Texas10% 11%California Florida7% 31%Utah 11% 22%Massachusetts7% 26 Other States7%4% 6% 2%Other 9%

PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM(A)(B)(C) RENT COVERAGE INCLUSIVE OF ALL CARES ACT GRANTSYOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPENotes: All data presented is on a trailing twelve month basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and September 30, 2022.(A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment in a way to drive more future revenues. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—Total CARES Act Grants received by tenants during the period between March 2020 and June 2021 have been spread evenly by quarter from Q2 2020 through Q2 2021. Any additional grants received after June 2021 are included in the quarter that they were recorded by the tenant.- Prospect and Prime EBITDARM for California facilities has been adjusted for amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 7. Amounts included are derived from the current model from the California Hospital Association which was approved by CMS on September 30, 2022.(B) General Acute Care coverages and Total Portfolio coverages include Prospect Medical Holdings’s Connecticut facilities. Prospect Medical Holdings has entered into a binding letter of intent for its Connecticut operations.(C) General Acute Care coverages and Total Portfolio coverages do not include Pipeline Health facilities as Pipeline Health filed Chapter 11 bankruptcy in October 2022.

PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE INCLUSIVE OF ALL CARES ACT GRANTSEBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTINGNet Investment Tenant Primary Property Type TTM EBITDARM Rent Coverage (in thousands) (A)Steward Health Care $ 3,544,088 General Acute 2.5x Prospect Medical Holdings(B) 912,996 General Acute -0.5x Priory Group 837,461 Behavioral 2.1x Springstone 779,833 Behavioral 1.3x MEDIAN 590,679 IRF 1.7x Prime Healthcare 583,949 General Acute 3.4x Ernest Health 544,483 IRF/LTACH 2.4x Vibra Healthcare 247,070 IRF/LTACH 2.3x Aspris Children’s Services 236,227 Behavioral 2.2x Surgery Partners 164,037 General Acute 7.2x Ardent Health Services 88,656 General Acute 6.6x Other Reporting Tenants 590,598 Various 2.6xTotal $ 9,120,077 2.3xNet Investment Tenant Primary Property Type TTM EBITDARM Rent Coverage (in thousands) (A)International Operator 1 $ 2,012,534 General Acute 2.2x International Operator 2 854,582 General Acute 1.8x Domestic Operator 1 517,268 General Acute 1.8x Domestic Operator 2 394,320 General Acute/LTACH 1.0xTotal $ 3,778,704 1.9xPROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLENet Investment Tenant Primary Property Type Comments (in thousands) (A)Swiss Medical Network $ 519,197 General Acute Second largest group of private hospitals in SwitzerlandOne of largest health care operators in the world; Parent guaranty; Investment Ramsay Health Care UK 391,992 General Acute grade-ratedPihlajalinna 219,309 General Acute Finland’s leading provider of social and health servicesSaint Luke’s—Kansas City 131,135 General Acute Investment grade-ratedNHS 86,314 General Acute Single-payor government entity in UKDignity Health 44,586 General Acute Part of CommonSpirit; Parent guaranty; Investment grade-rated Largest private hospital system in Portugal with 20 facilities and 75+ year CUF 29,980 General Acute operating historyNeuroPsychiatric Hospitals 27,386 Behavioral Parent guarantyCommunity Health Systems 27,137 General Acute U.S. hospital operator with substantial operating historyOther Tenants 63,758 General Acute N/ATotal $ 1,540,794 Above data represents approximately 88% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and September 30, 2022. (A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) Prospect Medical Holdings’s coverage excludes Connecticut as Prospect Medical Holdings has entered into a binding letter of intent for its Connecticut operations.

PORTFOLIO INFORMATION SUMMARY OF INVESTMENTS(For the twelve months ended December 31, 2022)(Amounts in thousands)Operator Location Investment (A) Commencement DatePriory Group U.K. $ 131,105 Q1 2022 Pihlajalinna Finland 194,234 Q1 2022 Steward Health Care Arizona 20,000 Q2 2022 Steward Health Care Florida 60,000 Q2 2022 GenesisCare Spain 28,472 Q2 2022 Fundación Cardiovascular Colombia 26,000 Q3 2022 Priory Group U.K. 285,635 Q4 2022 Capital Additions, Development and Other Funding for Existing Various 348,675 Various Tenants(B) $ 1,094,121SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF DECEMBER 31, 2022(Amounts in thousands)Costs Incurred as of Estimated Commencement Operator Location Commitment December 31, 2022 DateErnest Health California $ 47,700 $ 45,739 Q1 2023 IMED Hospitales Spain 50,411 13,037 Q2 2023 Ernest Health South Carolina 22,400 7,541 Q2 2023 IMED Hospitales Spain 45,408 33,801 Q3 2023 Springstone Texas 34,600 1,962 Q1 2024 IMED Hospitales Spain 36,734 8,320 Q3 2024 Steward Health Care Texas 169,408 57,020 Q1 2026$ 406,661 $ 167,420 (A) Excludes transaction costs, such as real estate transfer and other taxes. Amount assumes exchange rate as of the investment date. (B) Reflects normal capital additions that extend the life or improve existing facilities in which we receive a return equal to the lease rate for the respective facility. This includes more than 20 facilities and 11 different operators.

FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME(Unaudited)(Amounts in thousands, except per share data)For the Three Months Ended For the Twelve Months EndedDecember 31, 2022 December 31, 2021 December 31, 2022 December 31, 2021 REVENUESRent billed $ 231,845 $ 259,517 $ 968,874 $ 931,942 Straight-line rent 58,045 66,458 204,159 241,433 Income from financing leases 48,920 50,701 203,580 202,599 Interest and other income 41,676 32,657 166,238 168,695 Total revenues 380,486 409,333 1,542,851 1,544,669 EXPENSESInterest 92,047 93,984 359,036 367,393 Real estate depreciation and amortization 81,454 84,199 332,977 321,249 Property-related (A) 7,699 7,833 45,697 39,098 General and administrative 42,893 38,326 160,494 145,638 Total expenses 224,093 224,342 898,204 873,378OTHER INCOME (EXPENSE)(Loss) gain on sale of real estate (33) 43,575 536,755 52,471 Real estate and other impairment charges, net (282,950) (39,411) (268,375) (39,411) Earnings from equity interests 7,194 6,855 40,800 28,488 Debt refinancing and unutilized financing costs—(25,311) (9,452) (27,650) Other (including fair value adjustments on securities) (5,531) 40,952 15,344 45,699 Total other (expense) income (281,320) 26,660 315,072 59,597(Loss) income before income tax (124,927) 211,651 959,719 730,888 Income tax expense (15,285) (4,807) (55,900) (73,948)Net (loss) income (140,212) 206,844 903,819 656,940Net income attributable to non-controlling interests (262) (308) (1,222) (919)Net (loss) income attributable to MPT common stockholders (140,474) $ 206,536 902,597 $ 656,021EARNINGS PER COMMON SHARE—BASIC AND DILUTEDNet (loss) income attributable to MPT common stockholders $ (0.24) $ 0.34 $ 1.50 $ 1.11WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 598,053 596,395 598,634 588,817 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 598,053 596,665 598,837 590,139$—$ -DIVIDENDS DECLARED PER COMMON SHARE $ 0.29 $ 0.28 $ 1.16 $ 1.12(A) Includes $6.0 million and $4.8 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended December 31, 2022 and 2021, respectively, and $36.3 million and $27.9 million for the twelve months ended December 31, 2022 and 2021, respectively.

FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS(Amounts in thousands, except per share data)December 31, 2022 December 31, 2021(Unaudited) (A) ASSETSReal estate assetsLand, buildings and improvements, intangible lease assets, and other $ 13,862,415 $ 14,062,722 Investment in financing leases 1,691,323 2,053,327 Real estate held for sale—1,096,505 Mortgage loans 364,101 213,211Gross investment in real estate assets 15,917,839 17,425,765Accumulated depreciation and amortization (1,193,312) (993,100)Net investment in real estate assets 14,724,527 16,432,665Cash and cash equivalents 235,668 459,227 Interest and rent receivables 167,035 56,229 Straight-line rent receivables 787,166 728,522 Investments in unconsolidated real estate joint ventures 1,497,903 1,152,927 Investments in unconsolidated operating entities 1,444,872 1,289,434 Other loans 227,839 67,317 Other assets 572,990 333,480Total Assets $ 19,658,000 $ 20,519,801LIABILITIES AND EQUITY LiabilitiesDebt, net $ 10,268,412 $ 11,282,770 Accounts payable and accrued expenses 621,324 607,792 Deferred revenue 27,727 25,563 Obligations to tenants and other lease liabilities 146,130 158,005 Total Liabilities 11,063,593 12,074,130Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding —Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding—597,476 shares at December 31, 2022 and 596,748 shares at December 31, 2021 597 597 Additional paid-in capital 8,535,140 8,564,009 Retained earnings (deficit) 116,285 (87,691) Accumulated other comprehensive loss (59,184) (36,727) Total Medical Properties Trust, Inc. Stockholders’ Equity 8,592,838 8,440,188 Non-controlling interests 1,569 5,483Total Equity 8,594,407 8,445,671Total Liabilities and Equity $ 19,658,000 $ 20,519,801(A) Financials have been derived from the prior year audited financial statements.

FINANCIAL STATEMENTSINVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES(As of and for the three months ended December 31, 2022) (Unaudited) ($ amounts in thousands)Swiss Medical Steward Health Policlinico di HM MPT Pro Rata MEDIAN (C) (D) (E) (F) (G) TotalNetwork Care Monza Hospitales ShareGross real estate $ 1,883,989 $ 1,441,191 $ 1,677,587 $ 179,434 $ 362,437 $ 5,544,638 $ 3,042,435 Cash 28,933 3,178 7,279 11,025 4,036 54,451 27,659 Accumulated depreciation and amortization (191,535) (108,259) (32,850) (28,164) (23,016) (383,824) (212,413) Other assets 72,165 154,151 80,753 10,092 4,938 322,099 191,633Total Assets $ 1,793,552 $ 1,490,261 $ 1,732,769 $ 172,387 $ 348,395 $ 5,537,364 $ 3,049,314Debt (third party) $ 697,010 $ 663,695 $ 892,845 $—$ 138,041 $ 2,391,591 $ 1,321,058 Other liabilities 131,072 112,968 4,523 (103) 83,379 331,839 184,918 Mortgage loans—64,908 ——64,908 45,435(A)Equity and shareholder loans 965,470 648,690 835,401 172,490 126,975 2,749,026 1,497,903Total Liabilities and Equity $ 1,793,552 $ 1,490,261 $ 1,732,769 $ 172,387 $ 348,395 $ 5,537,364 $ 3,049,314MPT share of real estate joint venture 50% 70% 50% 50% 45%Total $ 482,735 $ 454,083 $ 417,701 $ 86,245 $ 57,139 $ 1,497,903 Swiss Medical Steward Health Policlinico di HM MPT Pro Rata MEDIAN (C) (D) (E) (F) (G) TotalNetwork Care Monza Hospitales ShareTotal revenues (B) $ 29,414 $ 15,641 $ 33,782 $ 3,777 $ 3,531 $ 86,145 $ 46,024Expenses:Property-related $ 705 $ 461 $ (134) $ 843 $ 81 $ 1,956 $ 1,067 Interest 12,223 2,600 17,489—498 32,810 16,900 Real estate depreciation and amortization 10,612 7,840 10,307 982 1,937 31,678 17,310 General and administrative 789 259 162 48 11 1,269 686 Gain on sale of real estate (262) — — (262) (131) Income taxes 4,741 705 — 257 5,703 2,979Total expenses $ 28,808 $ 11,865 $ 27,824 $ 1,873 $ 2,784 $ 73,154 $ 38,811Net Income $ 606 $ 3,776 $ 5,958 $ 1,904 $ 747 $ 12,991 $ 7,213 MPT share of real estate joint venture 50% 70% 50% 50% 45%(H)Earnings from equity interests $ 303 $ 2,643 $ 2,979 $ 952 $ 336 $ 7,213 (A) Includes approximately €297 million shareholder loan. (B) Includes $5.0 million of straight-line rent revenue.(C) MPT managed joint venture of 71-owned German facilities that are fully leased. Includes a one-time tax charge incurred in the quarter. (D) Represents ownership in Infracore, which owns and leases all 17 Switzerland facilities.(E) MPT managed joint venture of eight-owned Massachusetts hospital facilities that are fully leased pursuant to a master lease. (F) Represents ownership in eight Italian facilities that are fully leased.(G) Represents ownership in two Spanish facilities that are fully leased. (H) Excludes amortization of equity investment costs.

FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES(Amounts in thousands)OPERATING ENTITY INVESTMENT FRAMEWORKMPT’s hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations.• Passive investments typically needed in order to acquire the larger real • Certain of these investments entitle us to customary minority rights and estate transactions. protections.• Cash payments go to previous owner and not to the tenant, with limited • No additional operating loss exposure beyond our investment. exceptions.• Proven track record of successful investments, including Ernest Health and • Operators are vetted as part of our overall underwriting process. Capella Healthcare. • Potential for outsized returns and organic growth.Investment Ownership Operator as of Structure Interest December 31, 2022Loan, for which proceeds were paid to Steward’s former private equity sponsor, is secured by the equity Steward Health Care $ 362,831 N/A of Steward and provides for an initial 4% cash return plus 37% of the increase in the value of Steward over seven years.Includes our 49% equity ownership interest and a loan made for the purpose of investing in select International Joint Venture 231,402 49.0% international hospital operations. The loan carries a 7.5% interest rate and is secured by the remaining equity of the international joint venture and guaranteed by the other equity owner.In order to close the 2021 acquisition of 18 behavioral facilities, we made a 49% equity investment and Springstone 200,827 49.0% a loan, proceeds of which were paid to the former owners of the Springstone operating entity. The loan was paid off in full in February 2023.In order to close the 2021 acquisition of 35 facilities, we made a 9.9% passive equity investment and a Priory 156,575 9.9% loan, proceeds of which were paid to the former owner. The loan carries a variable interest rate. Includes our passive equity ownership interest, along with a CHF 45 million loan as part of a syndicated Swiss Medical Network 157,145 10.0% loan facility. Earned approximately $2.1 million in dividends in Q3 2022.Includes our passive equity ownership interest. Proceeds from our investment were paid directly to Steward Health Care 125,862 9.9% Steward’s former private equity sponsor and other shareholders. Loan originated in connection with the overall $1.55 billion acquisition of 14 facilities, proceeds of Prospect Medical Holdings 112,777 N/A which were paid to the prior owner. The loan carries an interest rate of 8% and matures in 2026. The loan is secured and cross-defaulted with real estate and guaranteed by Parent.Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our Aevis 72,904 4.6% original investment of CHF 47 million is marked-to-market quarterly.Includes our passive equity ownership interest in Aspris, a recent spin-off of Priory’s education and Aspris 16,023 9.9% children’s services line of business. Includes our passive equity ownership interest in Caremax, a public care delivery system. Our original Caremax 8,526 9.9% investment is marked-to-market quarterly. Total $ 1,444,872INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS7%93%

FINANCIAL STATEMENTS

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES

(Amounts in thousands)

OPERATING ENTITY INVESTMENT FRAMEWORK

MPT's hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations.

- *Passive investments typically needed in order to acquire the larger real estate transactions.*
- *Cash payments go to previous owner and not to the tenant, with limited exceptions.*
- *Operators are vetted as part of our overall underwriting process.*
- *Potential for outsized returns and organic growth.*
- *Certain of these investments entitle us to customary minority rights and protections.*
- *No additional operating loss exposure beyond our investment.*
- *Proven track record of successful investments, including Ernest Health and Capella Healthcare.*

Operator	Investment as of December 31, 2022	Ownership Interest	Structure
Steward Health Care	$ 362,831	N/A	Loan, for which proceeds were paid to Steward's former private equity sponsor, is secured by the equity of Steward and provides for an initial 4% cash return plus 37% of the increase in the value of Steward over seven years.
International Joint Venture	231,402	49.0%	Includes our 49% equity ownership interest and a loan made for the purpose of investing in select international hospital operations. The loan carries a 7.5% interest rate and is secured by the remaining equity of the international joint venture and guaranteed by the other equity owner.
Springstone	200,827	49.0%	In order to close the 2021 acquisition of 18 behavioral facilities, we made a 49% equity investment and a loan, proceeds of which were paid to the former owners of the Springstone operating entity. The loan was paid off in full in February 2023.
Priory	156,575	9.9%	In order to close the 2021 acquisition of 35 facilities, we made a 9.9% passive equity investment and a loan, proceeds of which were paid to the former owner. The loan carries a variable interest rate.
Swiss Medical Network	157,145	10.0%	Includes our passive equity ownership interest, along with a CHF 45 million loan as part of a syndicated loan facility. Earned approximately $2.1 million in dividends in Q3 2022.
Steward Health Care	125,862	9.9%	Includes our passive equity ownership interest. Proceeds from our investment were paid directly to Steward's former private equity sponsor and other shareholders.
Prospect Medical Holdings	112,777	N/A	Loan originated in connection with the overall $1.55 billion acquisition of 14 facilities, proceeds of which were paid to the prior owner. The loan carries an interest rate of 8% and matures in 2026. The loan is secured and cross-defaulted with real estate and guaranteed by Parent.
Aevis	72,904	4.6%	Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our original investment of CHF 47 million is marked-to-market quarterly.
Aspris	16,023	9.9%	Includes our passive equity ownership interest in Aspris, a recent spin-off of Priory's education and children's services line of business.
Caremax	8,526	9.9%	Includes our passive equity ownership interest in Caremax, a public care delivery system. Our original investment is marked-to-market quarterly.
Total	$ 1,444,872		

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS



7%
93%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2022

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